UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                              SCHEDULE 13D


               Under the Securities Exchange Act of 1934
                            (Amendment No. 1)*

                          Starrett Corporation

                             (Name of Issuer)

                   Common Stock, par value $1.00 share

                     (Title of Class of Securities)
                               855 677 100

                             (CUSIP Number)

                             Edwin V. Petz
                              Suite 4200
                      1271 Avenue of the Americas
                          New York, NY  10020
                            (212) 708-0844

             (Name, Address and Telephone Number of Person
            Authorized to Receive Notices and Communications)

                            January 19, 1989
         (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule
13G to report the acquisition which is the subject of this
Schedule 13D, and is filing this schedule because of Rule 13d-
1(b)(3) or (4), check the following box .

Check the following box if a fee is being paid with the statement. (A fee is not required only if the reporting person:
(1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).



                         SCHEDULE 13D



CUSIP No.  855 677 100


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     PAUL MILSTEIN

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*      (a) X

                                                            (b)

3    SEC USE ONLY


4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)


6    CITIZENSHIP OR PLACE OF ORGANIZATION


          7    SOLE VOTING POWER
                  26,600

NUMBER OF 8    SHARED VOTING POWER
SHARES          1,468,941
BENEFICIALLY
OWNED BY? 9    SOLE DISPOSITIVE POWER
EACH             26,600
REPORTING
PERSON    10   SHARED DISPOSITIVE POWER
WITH            1,468,941


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                    494,320
12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*                                 X

                            See Item 5 within
13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                    7.7%
14   TYPE OF REPORTING PERSON*

                 IN

                    *SEE INSTRUCTIONS BEFORE FILLING OUT!
        INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS
1-7
     (INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION











                      SCHEDULE 13D



CUSIP No.  855 677 100


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     PIM HOLDING

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*      (a) X

                                                            (b)

3    SEC USE ONLY


4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)


6    CITIZENSHIP OR PLACE OF ORGANIZATION


          7    SOLE VOTING POWER
                 217,077

NUMBER OF 8    SHARED VOTING POWER
SHARES          1,209,441
BENEFICIALLY
OWNED BY? 9    SOLE DISPOSITIVE POWER
EACH            217,077
REPORTING
PERSON    10   SHARED DISPOSITIVE POWER
WITH            1,209,441


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                    467,740
12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*                                 X

                            See Item 5 within
13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                    7.2%
14   TYPE OF REPORTING PERSON*

                 PN

                    *SEE INSTRUCTIONS BEFORE FILLING OUT!
        INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS
1-7
     (INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION










                        SCHEDULE 13D



CUSIP No.  855 677 100


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     SEYMOUR MILSTEIN

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*      (a) X

                                                            (b)

3    SEC USE ONLY


4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)


6    CITIZENSHIP OR PLACE OF ORGANIZATION


          7    SOLE VOTING POWER


NUMBER OF 8    SHARED VOTING POWER
SHARES          1,335,051
BENEFICIALLY
OWNED BY? 9    SOLE DISPOSITIVE POWER
EACH
REPORTING
PERSON    10   SHARED DISPOSITIVE POWER
WITH            1,335,051


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                    338,830
12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*                                 X

                            See Item 5 within
13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                    5.2%
14   TYPE OF REPORTING PERSON*

                 IN


                    *SEE INSTRUCTIONS BEFORE FILLING OUT!
        INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS
1-7
     (INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION









                         SCHEDULE 13D



CUSIP No.  855 677 100


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     SVM HOLDING CO.

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*      (a) X

                                                            (b)

3    SEC USE ONLY


4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)


6    CITIZENSHIP OR PLACE OF ORGANIZATION


          7    SOLE VOTING POWER
                  83,187

NUMBER OF 8    SHARED VOTING POWER
SHARES          1,209,441
BENEFICIALLY
OWNED BY? 9    SOLE DISPOSITIVE POWER
EACH             83,187
REPORTING
PERSON    10   SHARED DISPOSITIVE POWER
WITH            1,209,441


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                    333,830
12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*                                 X

                            See Item 5 within
13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                    5.2%
14   TYPE OF REPORTING PERSON*

                 PN

                    *SEE INSTRUCTIONS BEFORE FILLING OUT!
        INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS
1-7
     (INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION











                         SCHEDULE 13D



CUSIP No.  855 677 100


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     BUILTLAND PARTNERS

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*      (a) X

                                                            (b)

3    SEC USE ONLY


4    SOURCE OF FUNDS*

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)


6    CITIZENSHIP OR PLACE OF ORGANIZATION


          7    SOLE VOTING POWER
                 1,100,000

NUMBER OF 8    SHARED VOTING POWER
SHARES
BENEFICIALLY
OWNED BY? 9    SOLE DISPOSITIVE POWER
EACH            1,100,000
REPORTING
PERSON    10   SHARED DISPOSITIVE POWER
WITH


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                    1,100,000
12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*

                            See Item 5 within
13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                    17.0%
14   TYPE OF REPORTING PERSON*

                 PN

                    *SEE INSTRUCTIONS BEFORE FILLING OUT!
        INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS
1-7
     (INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION










          This Amendment to Schedule 13D is being filed on behalf of Paul Milstein, PIM Holding Co., a New York general partnership
(PIM), Seymour Milstein, SVM Holding Co., a New York general partnership (SVM), and Builtland Partners, a New York general partnership (Builtland) (collectively, the Reporting Persons), and amends Item 5 of Schedule 13D dated December 27, 1988 relating to shares of Common Stock, $1.00 par value (Common Stock), of Starrett Housing Corporation, a New York corporation (the Company), 909 Third Avenue, New York, New York 10022, as set forth below.

Item 5.Interest in Securities of the Issuer.

          (a) The first sentence of Item 5(a) is hereby amended in its entirety and replaced with the following:

          As of the date hereof the Reporting Persons, Bradley
Associates and Milstein Family Foundation, Inc., respectively own directly and beneficially shares of the Company's Common Stock as follows:
     Paul Milstein   26,600   ( 0.4%)
     PIM            217,077   ( 3.4%)
     Seymour Milstein                  0     (   0%)
     SVM            83,187    ( 1.3%)
     Builtland      1,100,000 (17.0%)
     Bradley        109,441   ( 1.7%)
     the Foundation    42,423 ( 0.7%)
                    1,578,728 (24.5%)

Direct and indirect beneficial ownership of Common Stock is attributable 494,320 shares (7.7%) to Paul Milstein (including
PIM) and 333,830 shares (5.2%) to Seymour Milstein (including
SVM).

          (b) The last paragraph of Item 5(a) is hereby amended in its entirety to read as follows:

          Percentages of the outstanding Common Stock were calculated based on the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1988, adjusted for the issuance of the 705,000 shares which the Reporting Persons have been advised were issued pursuant to the merger referred to in the Amendment to Item 5(c). The shares of Common Stock reflected in this Item 5(a) exclude 85,850 shares (1.3%) in the aggregate beneficially owned by various individual partners of Builtland who are not Reporting Persons and spouses of partners of Builtland, most of which shares were acquired pursuant to the merger and in which shares each of the Reporting Persons disclaims any beneficial interest.

          (c)  Item 5(c) is hereby amended as follows:
          Certain of the Reporting Persons acquired an aggregate of 141,300 shares of Common Stock pursuant to a merger effected January 19, 1989, whereby one share of the Company's Common Stock was exchanged for each outstanding share, not then owned by the Company, of Levitt Corporation, as follows: Paul Milstein, 25,500 shares; PIM, 90,800 shares; SVM, 25,000 shares. The Levitt shares exchanged by such Reporting Persons had been acquired in numerous transactions over a period of several years.
















                                   SIGNATURE

          After reasonable inquiry and to the best of their knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.

January 26, 1989    /s/ Paul Milstein
                    Paul Milstein
                    PIM HOLDING CO.


                    By:/s/ Paul Milstein
                    Paul Milstein, Trustee,
                    General Partner


                    /s/ Seymour Milstein
                    Seymour Milstein

                    SVM HOLDING CO.


                    By:/s/ Seymour Milstein
                         Seymour Milstein, Trustee,
                         General Partner


                    BUILTLAND PARTNERS


                    By:/s/ Paul Milstein
                         General Partner